UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 29, 2013

FREEPORT-McMoRan COPPER & GOLD INC.
(Exact name of registrant as specified in its charter)

Delaware	001-11307-01	74-2480931
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

333 North Central Avenue
Phoenix, AZ	85004-2189
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (602) 366-8100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

The Board of Directors of Freeport-McMoRan Copper & Gold Inc. (FCX) took several corporate governance actions at a meeting on October 29, 2013, in accordance with recommendations of the Nominating and Corporate Governance Committee. These initial actions follow the June 2013 appointment of Gerald J. Ford as Lead Independent Director. Additional actions are being planned, including modification of executive compensation practices and other initiatives to further strengthen the company’s corporate governance practices.

The following initial actions were approved at the October 29, 2013 meeting:

•
An independent Executive Committee of the Board has been named, which is comprised of five independent directors: the Lead Independent Director, as Chairman of the Executive Committee, and the Chairman of each of the Audit Committee, Compensation Committee, Nominating and Corporate Governance Committee, and Corporate Responsibility Committee. As set forth in FCX’s by-laws, the Executive Committee has all of the powers of the Board except as limited by law.

•
Vice Chairmen of each of the Board’s four major committees have been appointed to strengthen Board committee leadership. The following independent directors were named Vice Chairmen: Jon C. Madonna, Audit Committee; Dustan E. McCoy, Compensation Committee; Robert A. Day, Nominating and Corporate Governance Committee; Thomas A. Fry, III, Corporate Responsibility Committee. The Chairmen and Vice Chairmen of each of the four committees are independent directors.

•
The Board appointed Dustan E. McCoy to the Compensation Committee (in lieu of continuing to serve on the Corporate Responsibility Committee), Alan R. Buckwalter, III to the Audit Committee, and Thomas A. Fry, III to the Corporate Responsibility Committee. Messrs. Buckwalter and Fry joined the FCX Board on May 31, 2013, following the acquisition of Plains Exploration & Production Company.

•
The Board established a new Advisory Board, effective January 2014, to replace the role of Advisory Directors who previously were invited to attend all meetings. The Advisory Board will meet separately from the Board and continue to provide management and the Board with advice and counsel on international and public policy issues, business and commercial activities, and environmental, human rights and sustainability matters. The new Advisory Board will initially include J. Bennett Johnston, Gabrielle K. McDonald and J. Stapleton Roy.

•	The Board established an additional annual fee for the Lead Independent Director in the amount of $100,000, all of which will be payable in FCX common stock.

FCX’s Board of Directors currently consists of 14 members, 11 of whom are independent.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FREEPORT-McMoRan COPPER & GOLD INC.

By: /s/ C. Donald Whitmire, Jr.
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C. Donald Whitmire, Jr.
Vice President and Controller -
Financial Reporting
(authorized signatory and
Principal Accounting Officer)

Date: November 4, 2013